AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
March 13, 2017
SECURITIES ACT FILE NO. 2-14543 INVESTMENT COMPANY ACT FILE NO. 811-825

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]
PRE-EFFECTIVE AMENDMENT NO. __ [ ]
POST-EFFECTIVE AMENDMENT NO. 92 [x]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 61 [x]

(CHECK APPROPRIATE BOX OR BOXES)

AMERICAN GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
1636 Logan Street, Denver, Colorado 80203
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE (303) 626-0600

1636 Logan Street, Denver, CO 80203
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

---

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on November 30, 2010 Pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

American Growth Fund, Inc. Series One

Class A AMRAX - Class B AMRBX
Class C AMRCX - Class D AMRGX

Prospectus -
March 13, 2017

American Growth Fund Series One (the "Fund") is managed using a growth style of investing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Series One Prospectus page 1

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these and other discounts is available from your financial professional and in How to Reduce your Sales Charge, page 11 of the Fund's prospectus and under Distribution of Fund Shares, Page 15 of the Fund's statement of additional information.

	Class A	Class B	Class C	Class D
SHAREHOLDER FEES: (fees paid directly from your investment)				
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	None(a)	5% (b)	1% (c)	None(a)
Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2016:				
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%	1.00%	None
Other Expenses	4.83%	4.82%	4.82%	4.83%
Total Annual Fund Operating Expenses	6.13%	6.82%	6.82%	5.83%

(a) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
(b) Contingent Deferred Sales Charge for the 1st 2 years is 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%.
(c) For one year.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Seven years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$1,149	$2,279	$3,383	$6,036
Class B	$1,176	$2,391	$3,558	$6,230
Class C	$776	$1,991	$3,258	$6,230
Class D	$1,122	$2,203	$3,266	$5,847
You would pay the following expenses if you did not redeem your shares:				
Class A	$1,149	$2,279	$3,383	$6,036
Class B	$676	$1,991	$3,258	$6,230
Class C	$676	$1,991	$3,258	$6,230
Class D	$1,122	$2,203	$3,266	$5,847

Series One Prospectus page 2

Risk/Return Bar Chart and Table

The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund´s average annual returns for Class D shares for 1, 5 and 10 years compare to those of the Standard and Poors 500 total return. Past performance, before and after taxes, is not predictive of future performance. Sales load and account fees are not reflected in the chart. If the sales load and account fees were included, the returns would be less than those that are shown. Updated performance information for the Fund is available at the Fund´s web site (www.americangrowthfund.com) or toll free telephone number (800) 525-2406.

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
10.38%
-3.13%
-33.82%
24.89%
-3.20%
-4.41%
18.85%
35.60%
6.92%
-2.01%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Best calendar quarter 09/09 22.12%. Worst calendar quarter 09/11 -21.45%. Year to date performance for the period ended 10/31/16 was 3.65%.

For the periods ended December 31, 2015	One Year	Five Years	Ten Years
Class A Return before taxes	-7.96%	8.47%	2.34%
Class B Return before taxes	-7.58%	8.69%	2.79%*

Series One Prospectus page 3

common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter.

We perform our own extensive internal research to determine whether companies meet our growth criteria. If the Investment Advisor deems it necessary, we may meet company management teams as well as other key staff face-to-face and/or may tour corporate facilities and manufacturing plants to help us get a more complete picture of a company before we invest.

We limit the amount of the Fund´s assets invested in any one industry and in any individual security. At the time of purchase we do not invest more than 5% of the Fund´s total assets in any one issuer nor do we invest more than 25% in any one industry. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

Although the Fund will normally invest in large capitalization companies, the Fund may invest in companies of all sizes. Investment Research Corporation, the Fund´s investment adviser (the Adviser or IRC), will choose common stocks (or convertible securities) that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody´s Investor Service or Standard and Poors Ratings Services, or, if unrated, will be comparable quality in the opinion of the Adviser.

We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. Using the following disciplined approach, we look for companies having some or all of these characteristics:

~ Large capitalization companies, although on occasion the Fund may invest in small and mid-cap companies, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition;
~ growth that is faster than the market as a whole and sustainable over the long term;
~ strong management team;
~ leading market positions and growing brand identities;
~ financial, marketing, and operating strength.

Although a non-principal the Fund may invest in foreign securities in the form of American Depository Receipts.

The Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in the opinion of an Adviser, they offer better prospects for capital appreciation.

When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Moody´s Investors Service, Inc., Standard and Poors or Fitch Ratings (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (e.g., whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund´s performance could be lower during periods when it retains or invests its assets in these more defensive holdings.

A repurchase agreement is a contract under which the seller of a security agrees to buy it back at an agreed upon price and time in the future.

The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund´s board of directors.

The Fund may invest in foreign securities in the form of American Depository Receipts (ADRs) which represents ownership in the shares of a non-U.S. company that trades in U.S. financial markets. We typically invest only a small portion of the Fund´s portfolio in foreign corporations through ADRs. We do not invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.

We limit exposure to illiquid securities.

Series One Prospectus page 5

How to Redeem Shares

Through your financial adviser

Your financial adviser can handle all the details of redeeming shares. Your adviser may charge a separate fee for this service.

By mail

You can redeem your shares (sell them back to the Fund) by mail by writing to: American Growth Fund, Inc., 1636 Logan Street, Denver, CO, 80203. All owners of the account must sign the request, and for redemptions of $5,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer´s signature is valid; signature guarantees can be provided by members of the STAMP program (a program made up of members who are authorized to issue signature guarantees).

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

By phone

You can redeem shares by phone. All shareholders must be on the call, redemption must be $5,000 or less and the proceeds must be sent to the address of record and made payable to all listed shareholders. Please remember that redemptions by check are restricted after an address change, unless a signature guaranteed letter requesting the redemption is submitted.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request if we receive it before the close of the NYSE. We will deduct any applicable contingent deferred sales charges. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you recently purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem shares, the amount subject to the fee will be based on the shares´ net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Conversion of Class B Shares to Class A Shares. After approximately seven years (the Conversion Period), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing service fee of 0.25% of average net assets and are subject to a distribution fee of 0.05% of average net assets. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the Conversion Date) on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on Conversion Date will be converted to Class A shares of the Fund.

Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.

Series One Prospectus page 9

Class A shares generally are not subject to a contingent deferred sales charge unless they are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase. Additionally, IRC reserves the right to waive the front-end sales charge on share purchases by IRC employees and members of the Board of Directors of The American Growth Fund.

Class B

Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund.

However, you will pay a contingent deferred sales charge if you redeem your shares within seven years after you buy them.

If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the third and fourth years, 3% during the fifth year, 2% during the sixth year, and 1% during the seventh year.

Under certain circumstances the contingent deferred sales charge may be waived.

For approximately seven years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the Distributor, dealers or others for providing services and maintaining accounts.

Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

Approximately seven years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversions may occur as late as three months after the eighth anniversary of purchase, during which time Class B Shares higher 12b-1 fees apply.

Class C

Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

Under certain circumstances the contingent deferred sales charge may be waived.

Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% is service fees and 0.75% is distribution fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.

Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

Unlike Class B shares, Class C shares do not automatically convert into another class.

Class D

Class D shares are offered to investors who owned Class D shares as of March 1, 1996. They are also available to the Fund´s Adviser IRC, and the distributors, directors, certain institutional investors, corporations and accounts managed by specific types of fiduciaries. Additionally, IRC reserves the right to waive the front-end sales charge on purchases by IRC employees.

Class D shares have an up-front sales charge of 5.75% that you pay when you buy the shares. The offering price for Class D shares includes the front-end sales charge.

If you invest $50,000 or more, your front-end sales charge will be reduced.

You may qualify for other reduced sales charges, as described in How to Reduce Your Sales Charge, and under certain circumstances the sales charge may be waived.

Class D shares which are sold in amounts of $1,000,000 or more at net asset value and if redeemed within one year of purchase may be subject to a 1.0% contingent deferred sales charge.

The Fund´s directors have adopted separate 12b-1 plans for Class A, B, and C that allow each class to pay distribution fees for the sales and distributions of its shares. Because these fees are paid out of each Class´s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Series One Prospectus page 11

Net investment loss	(4.33)%	(3.64)%	(3.32)%	(3.12)%	(3.11)%
Expenses	6.13%	5.30%	4.96%	4.68%	4.92%
Portfolio Turnover Rate[2]	3%	2%	8%	0%3	8%
	Class B Year Ended July 31,				
	2016	2015	2014	2013	2012
Per Share Operating Data:					
Net Asset Value,					
Beginning of Period	$3.92	$3.53	$3.11	$2.46	$2.34
Income (loss) from investment operations:					
Net investment loss [4]	(0.18)	(0.17)	(0.14)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	0.06	0.56	0.56	0.75	0.24
Total income (loss) from investment operations	(0.12)	0.39	0.42	0.65	0.12
Net Asset Value, End of Period	$3.80	$3.92	$3.53	$3.11	$2.46
Total Return at Net Asset Value[1]	**(3.1)%**	**11.0%**	**13.5%**	**26.4%**	**5.1%**
Ratios/Supplemental Data:					
Net assets, end of period (in thousands)	$145	$159	$216	$356	$620
Ratio to average net assets:					
Net investment loss	(5.02)%	(4.34)%	(4.05)%	(3.82)%	(3.87)%
Expenses	6.82%	6.01%	5.69%	5.38%	5.67%
Portfolio Turnover Rate[2]	3%	2%	8%	0%3	8%

Series One Prospectus page 14

Class C Year Ended July 31,				
	2016	2015	2014	2013	2012
Per Share Operating Data:					
Net Asset Value,					
Beginning of Period	$3.90	$3.51	$3.10	$2.44	$2.33
Income (loss) from investment operations:					
Net investment loss [4]	(0.18)	(0.17)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	0.07	0.56	0.55	0.76	0.21
Total income (loss) from investment operations	(0.11)	0.39	0.41	0.66	0.11
Net Asset Value, End of Period	$3.79	$3.90	$3.51	$3.10	$2.44
Total Return at Net Asset Value[1]	**(2.8)%**	**11.1%**	**13.2%**	**27.1%**	**4.7%**
Ratios/Supplemental Data:					
Net assets, end of period (in thousands)	$2,697	$2,753	$2,460	$2,162	$2,068
Ratio to average net assets:					
Net investment loss	(5.02)%	(4.34)%	(4.02)%	(3.82)%	(3.83)%
Expenses	6.82%	6.00%	5.66%	5.38%	5.63%
Portfolio Turnover Rate[2]	3%	2%	8%	0%[3]	8%

	Class D Year Ended July 31,				
	2016	2015	2014	2013	2012
Per Share Operating Data:					
Net Asset Value,					
Beginning of Period	$4.74	$4.23	$3.69	$2.88	$2.72
Income (loss) from investment operations:					
Net investment loss [4]	(0.18)	(0.20)	(0.17)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.09	0.71	0.71	0.90	0.24
Total income (loss) from investment operations	(0.09)	0.51	0.54	0.81	0.16
Net Asset Value, End of Period	$4.65	$4.74	$4.23	$3.69	$2.88

Series One Prospectus page 15

Total Return at Net	(1.9)%	12.1%	14.6%	28.1%		5.9%
Asset Value1
Ratios/Supplemental
Data:
Net assets, end of	$6,087	$6,590	$6,468	$6,132		$6,455
period (in thousands)
Ratio to average net
assets:
Net investment loss	(4.03)%	(3.34)%	(3.02)%	(2.82)%		(2.84)%
Expenses	5.83%	5.00%	4.65%	4.38%		4.63%
Portfolio Turnover	3%	2%	8%	0	%3	8%
Rate2

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.

3. Amount less than 0.5%.

4. Per share amounts have been calculated using the Average Shares Method.

Understanding the Financial Highlights

The tables on the preceding pages itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last four fiscal periods.

On a per share basis, the tables include as appropriate:

  share prices at the beginning of the period;
  investment income and capital gains or losses;
  distributions of income and capital gains paid to shareholders; and
  share prices at the end of the period.

The tables also include some key statistics for the period as appropriate:

~ Total Return - the overall percentage of return of the Fund, assuming the reinvestment of all distributions

  Expense Ratio - operating expenses as a percentage of average net assets;
  Net Investment Income Ratio - net investment income as a percentage of average net assets; and
  Portfolio Turnover - the percentage of the Fund´s buying and selling activity.

Proxy Voting

A discussion on Proxy Voting can be found on Page 5 of the Fund´s Statement of Additional Information. The Statement of Additional Information, as well as how the Fund issued votes for the year ended June 30, 2016, can be obtained by calling 800-525-2406 or by visiting the Fund´s web site at www.americangrowthfund.com.

Series One Prospectus page 16

American Growth Fund, Inc.
1636 Logan Street
Denver, CO 80203
800.525.2406
303.626.0600
303.626.0614 Fax

DISTRIBUTOR
World Capital Brokerage, Inc.
1636 Logan Street
Denver, CO 80203
303.626.0631
888.742.0631
303.626.0614 Fax

INVESTMENT ADVISER
Investment Research Corporation
1636 Logan Street
Denver, CO 80203
303.626.0632

TRANSFER AGENT
Fund Services, Inc.
8730 Stony Point Parkway
Stony Point Bldg. III
Suite # 205
Richmond, Va. 23235

CUSTODIAN
UMB Bank NA Investment Services Group
928 Grand Blvd
Fifth Floor
Kansas City, MO 64106

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market St.
Suite 2400
Philadelphia, PA 19103

Additional information about the Fund´s investments is available in American Growth Fund´s annual and semi-annual reports to shareholders. In American Growth Fund´s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund´s performance during its last fiscal year.
You can find more detailed information about the Fund, including a description of the Fund´s policies and procedures with respect to the disclosure of the Fund´s portfolio securities, in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund or shareholder inquiries, you can write to us at 1636 Logan Street, Denver, CO 80203, email us at info@americangrowthfund.com or view the annual, semi-annual and the statement of additional information online at www.americangrowthfund.com, or call us, toll-free, at 800-525-2406. Requests to mail or email the Statement of Additional Information, Annual Report or Semi Annual Report will be processed, without charge, within three business days of your request. You may also obtain additional information about the Fund from your financial adviser.

Series One Prospectus page 17

Information about the Fund (including the Fund´s Statement of Additional Information) can be reviewed and copied at the Commission´s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission´s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission´s Public Reference Section, Washington, D.C. 20549-1520.

Shareholder Service Center

Call the Shareholder Service Center Monday through Friday, 7:30 a.m. to 4:00 p.m. Mountain time at 800-525-2406.

~ For fund information; literature, price, and performance figures.

~ For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File #811-825

Series One Prospectus page 18

AMERICAN GROWTH FUND, INC.
1636 Logan Street, Denver, Colorado 80203
303-626-0600

Series One

Class A AMRAX - Class B AMRBX - Class C AMRCX - Class D AMRGX

STATEMENT OF ADDITIONAL INFORMATION

March 13, 2017

This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectuses of Series One of American Growth Fund, Inc. (the "Fund") dated March 13, 2017. A copy of the Prospectus may be obtained at no cost by writing World Capital Brokerage, Inc. (the "Distributor"), 1636 Logan Street, Denver, Colorado 80203, or by calling 800-525-2406 or on the Fund´s web site, www.americangrowthfund.com.

A
ADDITIONAL INVESTMENT INFORMATION, 4
AUTOMATIC CASH WITHDRAWAL PLAN, 17
B
BOARD OF DIRECTORS, 9
BROKERAGE, 21
C
CALCULATION OF NET ASSET VALUE, 22
CLASSIFICATION, 3
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES, 11
D
DEALER REALLOWANCES, 12
DISCLOSUE OF PROTFOLIO HOLDINGS, 6
DISTRIBUTION OF SHARES, 13
DISTRIBUTION PLANS, 19
DIVIDENDS, DISTRIBUTIONS AND TAXES, 23
F
FUND HISTORY, 3
I
INDIVIDUAL RETIREMENT ACCOUNTS, 18
INVESTMENT ADVISORY AGREEMENT, 11
INVESTMENT STRATAGIES AND RISKS, 3
M
MANAGEMENT OF THE FUND, 6
O
OTHER INVESTMENT ADVICE, 12
OTHER SERVICE PROVIDERS, 13
P
PERFORMANCE DATA, 25
PORTFOLIO MANAGERS, 13
PORTFOLIO TURNOVER, 6
PRINCIPAL UNDERWRITER, 12
PROXY VOTING POLICIES, 10
R
RETIREMENT PLANS, 18
RULE 12b-1 PLANS, 12
S
SERVICE AGREEMENTS, 12
T
TEMPORARY DEFENSIVE POSITION, 6

Series One SAI page 1

INVESTMENT STRATAGIES

In attempting to achieve its investment objective, the Fund will typically invest at least 80% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter.

We perform our own extensive internal research to determine whether companies meet our growth criteria. From time to time we meet company management teams and other key staff face-to-face and tour corporate facilities and manufacturing plants to get a complete picture of a company before we invest.

We limit the amount of the Fund´s assets invested in any one industry and in any individual security. At the time of purchase we do not invest more than 5% of the Fund´s total assets in any one issuer nor do we invest more than 25% in any one industry. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

Although the Fund will normally invest in large capitalization companies, the Fund may invest in companies of all sizes. Investment Research Corporation, the Fund´s investment adviser (the Adviser or IRC), will choose common stocks (or convertible securities) that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody´s Investor Service or Standard and Poors Ratings Services, or, if unrated, will be comparable quality in the opinion of the Adviser.

We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. Using the following disciplined approach, we look for companies having some or all of these characteristics:

~ Large capitalization companies, although on occasion the Fund may invest in small and mid-cap companies, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition;

~ growth that is faster than the market as a whole and sustainable over the long term;

~ strong management team;

~ leading market positions and growing brand identities;

~ financial, marketing, and operating strength.

The Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in the opinion of an Adviser, they offer better prospects for capital appreciation.

When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Mood'y Investors Service, Inc. or Standard and Poors (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (eg, whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund´s performance could be lower during periods when it retains or invests its assets in these more defensive holdings.

A repurchase agreement is a contract under which the seller of a security agrees to buy it back at an

Series One SAI page 2

4. The Fund cannot act as an underwriter of securities of other issuers.

5. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

6. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

7. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary brokers commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund may purchase securities of other investment companies in the open market if the purchase involves only customary broker´s commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. Should the Fund purchase securities of other investment companies, the Fund´s shareholders may incur additional management and distribution fees.

8. The Fund cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested, and in any event, any such investments must be limited to utility or pipeline companies.

9. The Fund cannot invest in companies for the purpose of exercising management or control.

10. The Fund cannot deal in real estate, commodities or commodity contracts.

11. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O´Neil Database published by William O´Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody´s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

12. The Fund cannot invest in puts, calls, straddles, spreads or any combination thereof.

The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

When the Fund makes temporary investments in U.S. Government securities, it ordinarily will purchase U.S. Treasury Bills, Notes, or Bonds. The Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund will not invest in real estate limited partnership interests, other than interests in readily marketable real estate investment trusts. The Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

Series One SAI page 4

of Commonwealth Capital Management, Inc., a Registered Investment Adviser; President of Commonwealth Capital Management, LLC, a Registered Investment Advisor; President of Commonwealth Fund Accounting, Inc.; and President and Director of The World Insurance Trust, a registered investment company.		Fund Accounting, Inc.
Gerald Opalinski, 3465 Route 130, Harrison City, PA DOB: June 28, 1953	Director	Since August 2013	Owner of Opal Financial Services. See below for affiliation with Distributor.	2	Director of Manor Bank

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director, Audit Committee Chairman (financial expert), Lead Independent Director	Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road, Englewood, CO DOB: July 4, 1927	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None
Dr. Brian Brody, 6901 S. Pierce St. Suite #380, Littleton, CO DOB: September 23, 1952	Director and Audit Committee Member	Since June 2008	Doctor of Professional Psychology	2	None

Series One SAI page 6

Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director and Audit Committee Member	Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Peter McKown, PO Box 100550, Denver, CO DOB: June 14, 1958	Director	Since December 2015	Senior Advisor for Prince Street Capital Management LLC., Senior Partner of Prince Street Capital Management LLC	2	Prince Street International Ltd., Prince Street Fund Ltd., Prince Street Opportunities Ltd., PS Opportunities Offshore Ltd., Prince Street Institutional Ltd., PS Institutional Offshore Ltd., Prince Street Latin America Ltd., PS Latin America Offshore Ltd., Prince Street (India) Fund Pte Ltd., Prince Street Capital Management Pte Ltd.
Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation

Series One SAI page 7

Eddie R. Bush, Fund Lead Independent Director, Audit Committee Chairman, Nominating Committee member and Qualified Legal Compliance Committee member is a Financial Expert as a result of his extensive experience in mutual fund accounting and auditing as a certified public accountant with his own local accounting business in Colorado.

Harold Rosen, Fund Independent Director, Nominating Committee member and Qualified Legal Compliance Committee member in his career as owner of Bi-Right Furniture Stores has gained valuable day-to-day experience in running a successful business.

Dr. Brian Brody, Fund Independent Director, Audit Committee member, Nominating Committee member and Qualified Legal Compliance Committee member in his position as a Doctor of Professional Psychology with his own local practice in Colorado is an intelligent individual that provides the Board with valuable insight and knowledge into human behaviors that could affect Business and Shareholder action.

Gerald Opalinski, Director, owner of Opal Financial Services, has been registered with FINRA since December of 1982. Besides his General Securities Representative license he also holds General Securities Principal, Financial and Operations Principal, Introducing BD/Financial Operations Principal, Municipal Securities Principal and Registered Options Principal licenses.

Mark Bomber, Fund Independent Director, Audit Committee member, Nominating Committee member and Qualified Legal Compliance Committee member is a long time fight officer for United Airlines and holds a Bachelor of Business Administration in finance from Notre Dame.

Darrell Bush, Fund Independent Director, Nominating Committee member and Qualified Legal Compliance Committee member is an accountant who offers the Fund, and the Audit Committee, his professional financial opinions.

Peter McKown, Fund Independent Director, Nominating Committee member and Qualified Legal Compliance Committee has extensive experience in the securities industry. He is the Senior Advisor for Prince Street Capital Management LLC., and Senior Partner of Prince Street Capital Management LLC.

Eddie R. Bush is the Chairman of the Fund´s Audit Committee and is the Fund's Lead Independent Director. He reviews and reports to the Board quarterly on the validity of the accounting data provided to the Board.
It is the duty of the Fund Board to review, on a quarterly basis, the actions taken by Fund Management, including how management addressed any risk management issues confronting the Fund that arose during the previous quarter. This includes, in part, trade, expense and performance issues and data.

Under a standing item on the Agenda for each quarterly Fund Board meeting the Information provided to the Board by the management and staff of the Fund is used by the members of the Board to review and analyze risk(s) confronting the Fund on a quarterly basis. Each Director´s opinions, views and questions on risk management and any other issue concerning the Fund are directly communicated to the management and staff of the Fund, both at the quarterly Fund Board meetings and in necessary between board meetings, under the current leadership structure of the Fund Board.

Mr. E. Bush, Dr. Brody and Mr. Bomber are members of the Audit Committee whose main purpose is the review and oversight of the Fund´s financials. During the past fiscal year there were a total of four regular meetings held by the audit committee. Members of the Audit Committee are nominated and voted upon by the Board of Directors.

On September 23, 2010 an Investment Advisory Committee was formed with the purpose of offering investment advice to the senior portfolio manager of the Fund. The members of the Investment Advisory Committee are Timothy Taggart and Robert Fleck.

The Fund has a Nominating Committee comprised of all of its independent Directors. The purpose of the Nominating Committee is to nominate and interview individuals to serve on the Board of Directors. The

Series One SAI page 9

sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

Initial Sales Alternatives - Class A and Class D Shares. The gross sales charges for the sale of Class D shares for the fiscal years ended July 31, 2014, 2015, and 2016 were $1,393, $262 and $2,789 respectively. The gross sales charges for the sale of Class A shares for the fiscal years ended July 31, 2014, 2015, and 2016 were $26,344, $32,775 and $18,222 respectively. For the fiscal years ended July 31, 2014, 2015, and 2016, for the sale of Class D shares the Distributor retained $1,241, $169 and $581 respectively, as its portion of commissions paid by purchasers of the Fund´s shares after allowing as concessions to other dealers $152, $93 and $2,208 respectively. For the period ended July 31, 2016, for the sale of Class A shares the Distributor retained $2,849 as its portion of commissions paid by purchases of the Fund´s shares after allowing as concession to other dealers $15,373.

The following sample calculation of the public offering price of one Class A Class B, Class C and Class D share of the Fund is based on the net asset value of one Class A and Class D share as of July 31, 2016 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

Net asset value per share	Class D	Class A	Class B	Class C
(Total net assets/Total shares outstanding)	$ 4.65	$ 4.40	$ 3.80	$ 3.79
(5.75% of offering price)	0.28	0.27	0.00	0.00
Maximum offering price per share	$ 4.93	$ 4.67	$ 3.80	$ 3.79

Investment Plans. Investors have flexibility in the purchase of shares under the Fund´s investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year´s capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

The Internal Revenue Code contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained elsewhere in this Statement of Additional Information.

Investor´s Right of Accumulation. For Class A, Class E and Class D shareholders the value of all assets held the day an order is received which qualifies for rights of accumulation may be combined to determine the aggregate investment of any person in ascertaining the sales charge applicable to each subsequent purchase. For example, for any person who has previously purchased and still holds Class A or Class D shares, respectively, with a value (at current offering price) of $20,000 on which he paid a charge of 5.75% and subsequently purchases $80,000 of additional Class A or Class D shares, respectively, the charge applicable to the trade of $80,000 would be 3.50%.

The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investors holdings through a check of the Funds

Series One SAI page 14

the Code.

TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

DISTRIBUTION PLANS

Reference is made to Purchase of Shares--Distribution Plans in the Prospectuses for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not interested persons of the Fund, as defined in the Investment Company Act (the Independent Directors), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the applicable class. A Distribution Plan cannot be amended to increase materially the amount to be spent there under without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

For the fiscal year ended July 31, 2016, the Fund paid the Distributor $17,139 (based on an average net assets relating to the Class A shares of approximately $5,745,815) pursuant to the Class A Distribution Plan, $13,309 of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class A shares and $680 was retained by the Distributor. For the fiscal year ended July 31, 2016, the Fund paid the Distributor $1,415 (based on average net assets relating to the Class B shares of approximately $142,266) pursuant to the Class B Distribution Plan, $308 of which was paid to other broker-dealers of which $0 was retained by the distributor. For the fiscal year ended July 31, 2016, the Fund paid the Distributor $25,288 (based on average net assets relating to the Class C shares of approximately $2,543,918) pursuant to the Class C Distribution Plan, $20,372 of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class A shares and $426 was retained by the Distributor. At July 31, 2016, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $145,146. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $1,452. At July 31, 2016, the net assets of the Fund subject to Class C Distribution Plan approximated $2,696,868. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would approximate $26,969.

Series One SAI page 17

Dividends of investment company taxable income (which includes interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder´s hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after disposal of the shares. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder´s cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder´s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder´s address of record, such shareholder´s distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Series One SAI page 21

PERFORMANCE DATA

See the discussion of performance information in the Fund's prospectuses under the heading, Performance Information. The average annual total returns are calculated pursuant to the following formula: $P(1 + T)n = ERV$ (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

For the periods ended July 31, 2016, the average annual total returns at maximum offering price for the Class D shares of the Fund was -7.59% for 1 year, 9.98% for 5 years, 3.86% for 10 years and 0.65% for 15 years. For the year ended July 31, 2016, the average annual total return at maximum offering price for the Fund's Class A shares was -7.76% for 1 year, 9.62% for 5 years, 3.37% for ten years and 0.37% for 15 years, Class B shares was -3.06% for 1 year, 10.18% for 5 years, 3.29% for ten years, and 0.03% for 15 years, and Class C shares was -2.82% for 1 year, 10.22% for 5 years, 3.26% for ten years and 0.01% for 15 years.

In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of non-standardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

The performance figures described above may also be used to compare the performance of the Fund's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

The Lipper Mutual Fund Performance Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

The following table presents a hypothetical initial investment of $1,000 on August 1, 1958 with subsequent investments of $1,000 made annually through July 31, 2015. The illustration assumes that the investment was made in Class D shares, (the only class existing at that time), and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing

Series One SAI page 22

the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Funds currently effective prospectuses. Class A, Class B, and Class C shares are subject to additional distribution charges as outlined in the prospectus, which would have, if the Class was in effect, produced a lower rate of return. The sales load may be reduced pursuant to rights of accumulation and letter of intent.

Series One SAI page 23

Year Ended	Total of initial & annual investments	Dividends from investment income reinvested	Cumulative reinvested dividends	Cumulative cost including reinvested dividends	Acquired with initial & annual investments	Accepted as capital gains distributions (Cumulative)	Purchased through reinvestment of income (Cumulative)	Ended Value
08/01/58	$ 1,000	$ -	$ -	$ 1,000	$ 943	$ -	$ -	$ 943
07/31/59	2,000	0	0	2,000	2,049	0	0	2,049
07/31/60	3,000	28	28	3,028	2,800	0	28	2,850
07/31/61	4,000	82	110	4,110	4,521	62	130	4,713
07/31/62	5,000	94	204	5,204	4,838	76	194	5,108
07/31/63	6,000	120	324	6,324	6,723	251	366	7,340
07/31/64	7,000	122	446	7,446	9,310	432	594	10,336
07/31/65	8,000	146	592	8,592	9,680	1,107	699	11,486
07/31/66	9,000	198	790	9,790	10,630	2,148	894	13,672
07/31/67	10,000	364	1,154	11,154	11,832	3,694	1,320	16,846
07/31/68	11,000	345	1,499	12,499	13,910	4,055	1,814	19,779
07/31/69	12,000	399	1,898	13,898	12,220	5,516	1,806	19,542
07/31/70	13,000	522	2,420	15,420	10,441	5,038	1,836	17,315
07/31/71	14,000	585	3,005	17,005	14,285	6,448	2,985	23,718
07/31/72	15,000	675	3,680	18,680	15,964	6,789	3,850	26,603
07/31/73	16,000	693	4,373	20,373	16,197	6,853	4,346	27,396
07/31/74	17,000	773	5,146	22,146	13,960	5,975	4,176	24,111
07/31/75	18,000	1,389	6,535	24,535	13,635	8,985	5,210	27,830
07/31/76	19,000	1,158	7,693	26,693	16,700	10,397	7,325	34,422
07/31/77	20,000	1,062	8,755	28,755	19,497	11,564	9,300	40,361
07/31/78	21,000	1,006	9,761	30,761	23,628	13,467	11,993	49,088
07/31/79	22,000	2,034	11,795	33,795	27,002	14,859	15,520	57,381
07/31/80	23,000	2,899	14,694	37,694	37,792	21,740	24,526	84,058
07/31/81	24,000	3,723	18,417	42,417	30,413	40,456	22,436	93,305
07/31/82	25,000	4,187	22,604	47,604	27,728	38,656	23,742	90,126
07/31/83	26,000	6,693	29,297	55,297	39,951	54,379	42,184	136,514
07/31/84	27,000	5,594	34,891	61,891	35,017	57,252	41,236	133,505
07/31/85	28,000	4,585	39,476	67,476	37,804	72,022	48,584	158,410
07/31/86	29,000	7,249	46,725	75,725	41,121	76,544	59,601	177,266
07/31/87	30,000	5,927	52,652	82,652	44,221	105,396	69,542	219,159
07/31/88	31,000	3,645	56,297	87,297	31,790	104,330	52,388	188,508
07/31/89	32,000	9,552	65,849	97,849	36,285	115,991	69,190	221,466
07/31/90	33,000	8,906	74,755	107,755	37,861	118,013	79,129	235,003
07/31/91	34,000	8,050	82,805	116,805	40,959	124,699	92,848	258,506
07/31/92	35,000	1,934	84,739	119,739	44,364	149,635	100,502	294,501
07/31/93	36,000	2,772	87,511	123,511	49,965	190,689	114,149	354,803
07/31/94	37,000	1,889	89,400	126,400	50,655	228,509	115,427	394,591
07/31/95	38,000	5,070	94,470	132,470	48,408	292,747	114,187	455,342
07/31/96	39,000	6,245	100,715	139,715	49,971	306,882	121,896	478,749
07/31/97	40,000	6,484	107,199	147,199	64,858	417,972	163,735	646,565
07/31/98	41,000	4,565	111,764	152,764	55,514	402,146	142,269	599,929
07/31/99	42,000	6,295	118,059	160,059	56,941	405,522	150,017	612,480
07/31/2000	43,000	0	118,059	161,059	53,933	411,402	139,558	604,893

Series One SAI page 24

07/31/2001	44,000	0	118,059	162,059	25,214	257,139	62,754	345,107
07/31/2002	45,000	0	118,059	163,059	14,689	142,321	34,187	191,197
07/31/2003	46,000	0	118,059	164,059	19,047	175,465	42,149	236,661
07/31/2004	47,000	0	118,059	165,059	19,783	173,515	41,680	234,978
07/31/2005	48,000	0	118,059	166,059	23,625	198,860	47,768	270,253
07/31/2006	49,000	0	118,059	167,059	24,503	198,210	47,612	270,325
07/31/2007	50,000	0	118,059	168,059	29,396	230,053	55,261	314,710
07/31/2008	51,000	0	118,059	169,059	26,529	200,160	48,081	274,770
07/31/2009	52,000	0	118,059	170059	23,079	167,016	40,119	230,214
07/31/2010	53,000	0	118,059	171,059	24,651	171,565	41,212	237,428
07/31/2011	54,000	0	118,059	172,059	26,343	176,764	42,461	245,568
07/31/2012	55,000	0	118,059	173,059	28,849	187,162	44,958	260,969
07/31/2013	56,000	0	118,059	174,059	37,916	239,801	57,603	335,320
07/31/2014	57,000	0	118,059	175,059	41,677	274,894	66,033	282,604
07/31/2015	58,000	0	118,059	176,059	47,983	308,038	73,994	430,015
07/31/2016	59,000	0	118,059	177,059	47,859	301,192	72,350	421,401

The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 1958 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

Period Ended	Withdrawn from investment income dividends	Withdrawn from principal and capital gains	Annual total withdrawn	Cumulative total withdrawn	Value of remaining original shares	Accepted as Capital Gains distributions	Total Value
07/31/59	$ 0	$ 800	$ 800	$ 800	$ 10,490	$ 0	$ 10,490
07/31/60	147	653	800	1,600	9,073	0	9,073
07/31/61	262	538	800	2,400	11,078	198	11,276
07/31/62	224	576	800	3,200	8,984	223	9,207
07/31/63	216	584	800	4,000	10,211	556	10,767
07/31/64	180	620	800	4,800	12,144	868	13,012
07/31/65	187	616	800	5,600	10,805	1,695	12,500
07/31/66	215	585	800	6,400	10,252	2,822	13,074
07/31/67	349	451	800	7,200	10,118	4,312	14,430
07/31/68	295	505	800	8,000	10,620	4,733	15,353
07/31/69	310	490	800	8,800	8,094	5,556	13,650
07/31/70	364	436	800	9,600	5,807	4,843	10,650
07/31/71	360	440	800	10,400	7,023	6,198	13,221
07/31/72	376	424	800	11,200	6,990	6,526	13,516
07/31/73	352	448	800	12,000	6,225	6,425	12,650
07/31/74	357	443	800	12,800	4,526	5,380	9,906
07/31/75	571	229	800	13,600	3,933	6,323	10,256

Series One SAI page 25

07/31/76	427	373	800	14,400	4,228	7,317	11,545
07/31/77	356	444	800	15,200	4,290	8,138	12,428
07/31/78	310	490	800	16,000	4,554	9,478	14,032
07/31/79	582	218	800	16,800	4,879	10,457	15,336
07/31/80	775	25	800	17,600	6,763	14,653	21,416
07/31/81	800	0	800	18,400	5,498	17,236	22,734
07/31/82	800	0	800	19,200	5,035	15,896	20,931
07/31/83	800	0	800	20,000	8,324	22,362	30,686
07/31/84	800	0	800	20,800	7,482	21,515	28,997
07/31/85	800	0	800	21,600	8,201	25,201	33,402
07/31/86	800	0	800	22,400	9,595	26,784	36,379
07/31/87	800	0	800	23,200	10,697	33,286	43,983
07/31/88	732	68	800	24,000	7,440	29,402	36,842
07/31/89	800	0	800	24,800	9,611	32,688	42,299
07/31/90	800	0	800	25,600	10,647	33,257	43,904
07/31/91	800	0	800	26,400	12,175	35,142	47,317
07/31/92	354	446	800	27,200	12,488	40,443	52,931
07/31/93	498	302	800	28,000	13,557	49,240	62,797
07/31/94	334	466	800	28,800	13,018	55,852	68,870
07/31/95	800	0	800	29,600	12,451	66,056	78,507
07/31/96	800	0	800	30,400	12,889	68,689	81,578
07/31/97	800	0	800	31,200	17,022	92,189	109,211
07/31/98	771	29	800	32,000	14,285	86,086	100,371
07/31/99	800	0	800	32,800	14,702	86,809	101,511
07/31/2000	0	800	800	33,600	12,877	86,417	99,294
07/31/2001	0	800	800	34,400	4,990	50,702	55,692
07/31/2002	0	800	800	35,200	1,919	27,982	29,901
07/31/2003	0	800	800	36,000	1,565	34,499	36,064
07/31/2004	0	800	800	36,800	748	34,115	34,863
07/31/2005	0	800	800	37,600	57	39,099	39,156
07/31/2006	0	800	800	38,400	0	38,971	38,228
07/31/2007	0	800	800	39,200	0	45,232	43,569
07/31/2008	0	800	800	40,000	0	39,354	37,108
07/31/2009	0	800	800	40,800	0	32,838	30,163
07/31/2010	0	800	800	41,600	0	33,732	30,185
07/31/2011	0	800	800	42,400	0	34,754	30,299
07/31/2012	0	800	800	43,200	0	36,799	31,282
07/31/2013	0	800	800	44,000	0	47,148	39,280
07/31/2014	0	800	800	44,800	0	54,048	44,228
07/31/2015	0	800	800	45,600	0	60,564	48,760
07/31/2016	0	800	800	46,400	0	58,418	46,876
TOTAL	**$ 21,101**	**$ 25,299**	**$ 46,400**				

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Funds investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

Series One SAI page 26

TRANSFER AGENT

The Fund´s transfer agent is Fund Services, Inc. 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235.

Series One SAI page 27

AMERICAN GROWTH FUND, INC.
PART C - OTHER INFORMATION

Item 23. Exhibits

A. *Articles of Incorporation. (6)*
B. *By-laws. as amended. (2)*
C. *Instruments Defining Rights of Security Holders.*

See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws. (6)

D. *Investment Advisory Contract.* between Investment Research Corporation and Registrant.
1. Distribution Agreement for Class A Shares (6)
2. Distribution Agreement for Class B Shares (6)
3. Distribution Agreement for Class C Shares (6)
4. Distribution Agreement for Class D Shares (6)

E. *Underwriting Contracts.* Selling group agreement between World Capital Brokerage, Inc. and Registrant. (6)
F. *Bonus or Profit Sharing Contracts.* Not applicable.
G. *Custodian Agreements.* between state UMB Bank NA and registrant. (1)
H. *Other Material Contracts.*
1. Retirement Plan Custodian Agreement between UMB Bank NA and Registrant. (1)
2. Transfer Agent Agreement between Fund Services, Inc. and Registrant. (1)
3. Registrants Self-Employed Retirement Plan. (2)
4. Registrants Simplified Employee Pension Plan Application and Agreement.(1)
5. Registrants Salary Reduction Simplified Employee Pension Plan Application and Agreement. (4)
6. Registrants Individual Retirement Account Plan and Agreement. (6)
7. Registrants 403(b) Retirement Plan and Custody Agreement. (3)
8. Registrants Prototype Paired Defined Contribution Plans. (4)
9. Registrants Prototype Profit Sharing/401(k) Plan.(4)
10. Distribution Plan for Class A Shares (6)
11. Distribution Plan for Class B Shares (6)
12. Distribution Plan for Class C Shares (6)

I. *Legal Opinion.* Not applicable.
J. *Other Opinions.* Not applicable.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of American Growth Fund, Inc. Series One and to the use of our report dated September 28, 2016 on the financial statements and financial highlights of American Growth Fund, Inc. Series One. Such financial statements and financial highlights appear in the 2016 Annual Report to Shareholders which is included in the Statement of Additional Information.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 28, 2016

K. *Omitted Financial Statements.* Not applicable.
L. *Initial Capital Agreements.* Not applicable.

Series One Part C page 1

M. *Rule 12b-1 Plan. (6)*
N. *Rule 18f-3 Plan.* Not applicable.
O. *Reserved*
P. *Codes of Ethics.*

AMERICAN GROWTH FUND, INC.´S CODE OF ETHICS

American Growth Fund ("AGF") associates are responsible for maintaining the highest ethical standards when conducting business, regardless of lesser standards that may be followed through business or community custom. In keeping with these standards, all associates must place the interests of clients and shareholders first.

AGF´s Code of Ethics requires that all associates: (1) act with integrity, competence and in an ethical manner; (2) comply with applicable U.S. federal securities laws, as well as all other applicable laws, rules and regulations; and (3) promptly report violations of the Code of Ethics to the Chief Compliance Officer or officer of AGF. Individuals reporting suspected violations of this Code of Ethics will be protected against retribution.

AGF associates are reminded that trading on the basis of material, non-public information acquired directly or indirectly from a confidential source is a violation of Rule 10b-5 under Section 10(b) of the Exchange Act.

As part of the Code of Ethics, AGF has adopted the guidelines and policies below to address certain aspects of AGF´s business. In the absence of specific guidelines and policies on a particular matter, associates must keep in mind and adhere to the requirements of the Code of Ethics set forth above.

It is important that all associates comply with the Code of Ethics, including its related guidelines and policies. Failure to do so could result in disciplinary action, including termination.

Questions regarding the Code of Ethics may be directed to the Chief Compliance Officer.

AGF´s code of ethics statement of general principles are listed below, and all advisory and access persons are expected to adhere to them at all times.

1. All personal securities transactions are to be conducted consistent with the code of ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of any individual´s position of trust and responsibility; and
2. No advisory or access person will take inappropriate advantage of their position.

A. "Definitions"

1. "Access person" Rule 204A-1(c) of the 1940 Act defines "access person" as any supervised person of AGF (a) who has access to nonpublic information regarding any client´s purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund; or (b) who is involved in making securities recommendations to clients, or who has access to such recommendations that are nonpublic. Due to the nature of AGF, all directors and officers are also presumed to be access persons.
2. "Advisory person" means (a) any employee of AGF or of any company in a control relationship to AGF, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by AGF, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to AGF who obtains information concerning recommendations made to AGF with regard to the purchase or sale of a security. A person does not become an "advisory person" simply by virtue of the following: (i) normally assisting in the reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.
3. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and is being acted upon.
4. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder,

Series One Part C page 2

except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.

5. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940.

6. "Purchase or sale of a security" includes, inter alia, the purchase or sale of an instrument defined below as a security and the writing of an option to purchase or sell a security.

7. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include;

a. Direct obligations of the United States Governments;

b. Bankers´ acceptances, bank certificates of deposit, commercial paper, repurchase agreements and other high quality short-term debt instruments;

c. Shares of money market funds;

d. Shares of open-end funds excluding the American Growth Fund;

e. Shares of unit investment trusts that are invested exclusively in unaffiliated open-end funds(UIT exchange-traded fund ARE reportable); and

f. Qualified tuition programs established pursuant to Section 529 of the Internal Revenue Code of 1986.

8. "Security held or to be acquired" means any security as defined herein which within the most recent 15 days, (i) is or has been held, or (ii) is being or has been considered for purchase.

B. Applicability of Restrictions and Procedures

AGF applies the code of ethics equally to all access persons. The only exempted transactions are:

1. Purchases which are part of an automatic dividend reinvestment plan.

2. Purchases and sales of shares of a mutual fund or variable annuity.

3. Purchases or sales which receive the prior approval from the Board of Directors of AGF or AGF´s CCO because: (i) the potential harm to AGF or a client is remote; (ii) because they would be very unlikely to affect a highly institutional market, or (iii) because they clearly are not related economically to the securities to be purchased, sold or held by AGF or a client.

4. Purchases or sales which receive approval from AGF´s CCO after they have been effected because; (i) all profits earned on such purchases or sales are disgorged and given to a charity chosen by the access person in question; and (ii) AGF´s CCO determines that such purchases or sales did not harm AGF or any AGF client.

C. Substantive Restrictions on Personal Investing Activities

The following restrictions apply to all access persons:

1. Initial Public Offerings. All access persons are prohibited from acquiring any securities in an initial public offering without receiving written prior approval from the Chief Compliance Officer.

2. Private Placements. All access persons must have, written, prior approval of any acquisition of securities in a private placement. This prior approval must take into account, among other factors, whether the investment opportunity should be reserved for an investment company and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with AGF. Anyone authorized to acquire securities in a private placement will be required to disclose that investment if or when they play a part in any subsequent considerations of an investment in the issuer. In such a circumstance, the investment company´s decision to purchase securities of the issuer would be subject to an independent review by investment personnel with no personal interest in the issuer.

3. Blackout Periods. All portfolio managers or any other person that has current knowledge of a Fund or client portfolio is prohibited from executing a securities

Series One Part C page 3

transaction on a day during which AGF or a client has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a portfolio manager or any other person that has current knowledge of a Fund or client portfolio is prohibited from buying or selling a security within at least seven calendar days before and after AGF or a client trades in that security. Any such trades generally will be unwound or, if that is impractical, all profits from the trading will be disgorged to the appropriate investment company (or, alternatively, to a charitable organization).

4. Ban on Short-Term Trading Profits. In addition to the blackout periods described above, all access persons, absent permission to engage in short term trading, are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 calendar days unless prior written approval is obtained from the Chief Compliance Officer ("CCO"). Any profits realized on such short-term, non CCO approved trades will be required to be disgorged.

5. Gifts. All access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of AGF. All gifts of any amount, other than of de minimus value, must be immediately reported in writing to the CCO.

6. Service as a Director. All access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior written authorization based upon a determination that the board service would be consistent with the interests of AGF and its shareholders. In the relatively small number of instances in which board service is authorized, persons serving as directors should be isolated from those making investment decision concerning the companies or company as which they serve as a director through "Chinese Wall" or other procedures.

D. Compliance Procedures.

The following compliance procedures have been adopted in order to assure that the above restrictions are complied with by all access persons:

1. Preclearance. All access persons must "preclear" all personal securities investments. Written approval must be obtained from AGF´s CCO prior to the order being executed. Preclearance approvals are only good for 24 hours. Subsequent purchase(s) are subject to Preclearance. AGF´s CCO must have his trades precleared by another officer of AGF.

a. Securities Under Consideration. Preclearance cannot be granted to securities that AGF or an Access Person is recommending or considering recommending for client portfolios.

b. Allocation of Investment Opportunities. Investment opportunities may be offered to clients before AGF or its Associates may act on them.

c. Exemptions from Preclearance of non-initial public offerings and non-private placements.

1. Members of the Board of Directors who qualify as disinterested persons under the Investment Company Act of 1940.

2. Purchases and sales of mutual funds and variable annuities.

3. Noting Quarterly Transaction Reports below, not exempting Substantive Restrictions on Personal Investing Activities above, access persons who are registered Investment Advisor Representatives are exempt from preclearance unless they wish to purchase or sell a security, that is not a mutual fund or variable annuity, that is also held in a client´s portfolio.

2. Personal Accounts. All personal accounts held by Access Persons and their spouse, partner and children living at the same address should be held at World Capital Brokerage, Inc. or Pershing. Access Persons and their spouse, partner and children living at the same address that hold accounts outside of

Series One Part C page 4

World Capital Brokerage, Inc. or Pershing may incur additional administrative fees.

3. Post-Trade Monitoring. We may from time to time monitor personal investment activity by access persons after preclearance has been granted.

4. Disclosure of Personal Holdings. All access persons are required to disclose all personal securities holdings within 10 days of commencement of employment. Statement(s) provided must current as of a date not more than 45 days prior to the individual´s commencement of employment.

5. Certification of Compliance with Codes of Ethics. All access persons are required to certify quarterly that they have read and understand the code of ethics and recognize that they are subject thereto. Further, all access persons are required to certify quarterly that they have complied with the requirements of the code of ethics.

6. Quarterly Transaction Reports. All access persons are required to submit on a quarterly basis a dated Quarterly Transaction Report as provided by AGF. Access persons are required to disclose all security transactions in detail including; transaction type, trade date, price, name of security, number of shares, name of broker and the dollar amount of transaction. Access persons must also provide copies of all statements for all accounts held regardless of whether there was a transaction in that quarter reported.

Access Persons are not required to submit:

a. Holdings reports and quarterly transaction reports for securities held in accounts over which the access person had no direct or indirect influence or control;

b. Quarterly transaction reports for transactions effected pursuant to an automatic investment plan; or

c. Quarterly transaction reports that would duplicate information included in account statements or confirmations.

7. Review by The Board of Directors. AGF´s management will prepare an annual report to the board of directors that, at a minimum —

a. Summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;

b. Identifies any violations requiring significant remedial action during the past year; and

c. Identifies any recommended changes in existing restrictions or procedures based upon the investment company´s experience under its code of ethics, evolving industry practices, or developments in applicable laws or regulations.

E. Review Process

All monthly reports will be reconciled back to their pre-approved list by a non-interested person. The CCO will perform an additional review.

F. Record Keeping

For a period of five years, AGF will retain;

1. A copy of and Code of Ethics ("Code") that is currently in effect or any Code that was in effect at any time within the prior five years, including any amendments thereto;

2. A record of any violation of the Code, and any actions taken in response to such violations;

3. A record of all written acknowledgements of receipt of the Code and any amendments for each person who is currently, or within the past five years was, a Supervised Person of AGF;

4. A record of all quarterly transaction reports made by Access Persons, including any account statements or trade confirmations provided in lieu of transaction reports;

5. A record of the names of all current Access Persons, any persons who were Access Persons during the preceding five years; and

Series One Part C page 5

6. A record of any decision, and the reason supporting the decision, to approve an Access Person´s participant in an IPO or limited offering for a period of five years from the end of the fiscal year in which the approval is granted.

(1) Incorporation by reference to identically numbered exhibit in Post Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1988.

(2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1987.

(3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 1, 1985.

(4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

(5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

(6) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 51 to the Registration Statement under the Securities Act of 1933

Item 24. Persons Controlled by or Under Common Control with the Fund

None

Item 25. Indemnification
Indemnification. Reference is made to Article IX of the registrants By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrants Articles of Incorporation (Exhibit 1 to this Registration Statement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

Item 26. Business and Other Connections of the Investment Adviser
The following table sets forth the principal business of each director and officer of the Investment Adviser of the Registrant for the two fiscal years ended July 31, 2016.

Series One Part C page 6

Name & Position With
Principal Business
Investment Adviser

Timothy E. Taggart
President, Director

Michael L. Gaughan
Vice President, Secretary, Director

Patricia A. Blum
Vice President

Mr. Taggart is also President, Treasurer and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and President, Treasurer and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Mr. Gaughan is also Vice President, Secretary and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President, Secretary and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Ms. Blum is also Vice President and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Item 27. Principal Underwriters

(a) State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund´s securities also acts as a principal underwriter, depositor, or investment adviser.
None

(b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20:

(1)Name and Principal Business Address	(2)Position & Offices with Underwriter	(3) Position & Offices with Registrant
Timothy E. Taggart 1636 Logan Street Denver, CO 80203	President, Treasurer, Director	President, Treasurer, Director
Michael L. Gaughan 1636 Logan Street Denver, CO 80203	Vice President, Secretary, Director	Vice President, Secretary, Director
Patricia A. Blum 1636 Logan Street Denver, CO 80203	Vice President, Director	Vice President

Series One Part C page 7

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:
None

Item 28. Location of Accounts and Records
Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 1636 Logan Street, Denver, Colorado 80203, and at the offices of its custodian UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106, and transfer agent, Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235, and are under the general custody and control of its President, Timothy E. Taggart.

Item 29. Management Services
None

Item 30. Undertakings
None

SIGNATURES
Pursuant to the requirements of (the Securities Act and) the Investment Company Act, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver, and State of Colorado on the day of March 10, 2017.

American Growth Fund, Inc.

By /s/ Timothy E. Taggart
Timothy E. Taggart
President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Timothy E. Taggart
Timothy E. Taggart
Director
February 9, 2017

/s/ Dr. Brian Brody
Dr. Brian Brody
Director
February 9, 2017

/s/ Eddie R. Bush
Eddie R. Bush
Director
February 9, 2017

Series One Part C page 8

/s/ Darrell Bush
Darrell Bush
Director
February 9, 2017

John Pasco III
John Pasco III
Director
February 9, 2017

/s/ Harold Rosen
Harold Rosen
Director
February 10, 2017

/s/ Mark Bomber
Mark Bomber
Director
February 10, 2017

/s/ Peter McKown
Peter McKown
Director
February 13, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of American Growth Fund, Inc. Series One and to the use of our report dated September 28, 2016 on the financial statements and financial highlights of American Growth Fund, Inc. Series One. Such financial statements and financial highlights appear in the 2016 Annual Report to Shareholders which is included in the Statement of Additional Information.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 28, 2016

Series One Part C page 9